As filed with the Securities and Exchange Commission on May 29, 2009	OMB APPROVAL
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

PRE-EFFECTIVE AMENDMENT NO. 2                                                                       / X /

POST-EFFECTIVE AMENDMENT NO. __                                                                  /     /

OPPENHEIMER INTERNATIONAL GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

303-768-3200

(Registrant's Area Code and Telephone Number)

Robert G. Zack, Esq.
Executive Vice President & General Counsel
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10148
(212) 323-0250

(Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer International Growth Fund. No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

This Pre-Effective Amendment is being filed to update Parts A and C for the purpose of incorporating changes made to the Registration Statement that was previously filed with the Commission in connection with the proposed merger, including filing as exhibits the signed Independent Registered Public Accounting Firm’s consent and the opinion and consent of counsel.

OPPENHEIMER BARING JAPAN FUND
6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2009

To the Shareholders of Oppenheimer Baring Japan Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Baring Japan Fund, (“Baring Japan Fund”), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00, Mountain Time, on July 31, 2009, or any adjournments thereof (the “Meeting”), for the following purposes:

1.     To approve an Agreement and Plan of Reorganization between Baring Japan Fund and Oppenheimer International Growth Fund (“International Growth Fund”), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Baring Japan Fund to International Growth Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund; (b) the distribution of shares of International Growth Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of Baring Japan Fund in complete liquidation of Baring Japan Fund; and (c) the cancellation of the outstanding shares of Baring Japan Fund (all of the foregoing being referred to as the “Proposal”); and

2.     To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on May 14, 2009 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Baring Japan Fund recommends a vote in favor of the Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary

June 3, 2009

____________________________________________________________________________________________

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

OPPENHEIMER INTERNATIONAL GROWTH FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

COMBINED PROSPECTUS AND PROXY STATEMENT
Dated June 3, 2009

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER BARING JAPAN FUND
to be held on July 31, 2009

Acquisition of the Assets of
OPPENHEIMER BARING JAPAN FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of

OPPENHEIMER INTERNATIONAL GROWTH FUND

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Baring Japan Fund (“Baring Japan Fund”), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the “Meeting”) to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby (the “Reorganization”) between Baring Japan Fund and Oppenheimer International Growth Fund (“International Growth Fund”), an open-end management investment company. This combined Prospectus and Proxy Statement constitutes the Prospectus of International Growth Fund and the Proxy Statement of Baring Japan Fund filed on Form N-14 with the Securities and Exchange Commission (“SEC”). If shareholders of Baring Japan Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of Baring Japan Fund will be transferred to International Growth Fund in exchange for shares of International Growth Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The Meeting will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on July 31, 2009, at 1:00 p.m., Mountain Time. The Board of Trustees of Baring Japan Fund is soliciting these proxies on behalf of Baring Japan Fund. This combined Prospectus and Proxy Statement will first be sent to shareholders on or about June 3, 2009.

If the shareholders of Baring Japan Fund vote to approve the Reorganization Agreement and the Reorganization, shareholders will receive: Class A shares of International Growth Fund equal in value to the value as of the “Valuation Date,” which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of Baring Japan Fund; Class B shares of International Growth Fund equal in value to the value as of the Valuation Date of their Class B shares of Baring Japan Fund; Class C shares of International Growth Fund equal in value to the value as of the Valuation Date of their Class C shares of Baring Japan Fund; Class N shares of International Growth Fund equal in value to the value as of the Valuation Date of their Class N shares of Baring Japan Fund; and Class Y shares of International Growth Fund equal in value to the value as of the Valuation Date of their Class Y shares of Baring Japan Fund. Baring Japan Fund will subsequently be dissolved.

This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated June 3, 2009, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the “Registration Statement”) and is incorporated herein by reference. You may request a free copy by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677. The Prospectus of International Growth Fund dated March 27, 2009, as supplemented May 15, 2009, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about International Growth Fund. For more information regarding International Growth Fund, in addition to its Prospectus, see the Statement of Additional Information dated March 27, 2009, as revised May 8, 2009, and the annual report dated November 30, 2008, which includes audited financial statements of International Growth Fund for the 12-month period ended November 30, 2008 and management’s discussion of fund performance. These documents have been filed with the SEC and are incorporated herein by reference. The semi-annual report of International Growth Fund dated May 31, 2009 will be made available no later than 60 days thereafter.

For more information regarding Baring Japan Fund, see the Prospectus of Baring Japan Fund dated September 26, 2008, as supplemented April 20, 2009 and May 15, 2009. In addition to its Prospectus, see the Statement of Additional Information of Baring Japan Fund dated September 26, 2008, as supplemented April 20, 2009 and revised May 7, 2009, the annual report of Baring Japan Fund dated May 31, 2008, which includes audited financial statements of Baring Japan Fund for the 12-month period ended May 31, 2008 and management’s discussion of fund performance, and the semi-annual report dated November 30, 2008, which includes unaudited financial statements of Baring Japan Fund. These documents have been filed with the SEC and are incorporated herein by reference. The annual report of Baring Japan Fund dated May 31, 2009 will be made available no later than 60 days thereafter.

You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated June 3, 2009.

TABLE OF CONTENTS

COMBINED PROSPECTUS AND PROXY STATEMENT

Page

Synopsis

What am I being asked to vote on?

What are the general tax consequences of the Reorganization?

How do the investment objectives and policies of the Funds compare?

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

How have the Funds performed?

How do the Principal Risks of Investing in the Funds Differ?

How do the Account Features and Shareholder Services for the Funds Compare?

Share Classes

Purchases, Redemptions and Exchanges

Dividends and Distributions

Other Shareholder Services

Special Account Features

Other Comparisons Between the Funds

Management of the Funds

Investment Management

Shareholder Services

Distribution Services

Pending Litigation

Payments to Financial Intermediaries and Service Providers

Transfer Agency and Custody Services

Shareholder Rights

Information About the Reorganization

How will the Reorganization be carried out?

Who will pay the expenses of the Reorganization?

What are the tax consequences of the Reorganization?

Reasons for the Reorganization

Board Considerations

What are the Fundamental Investment Restrictions of the Funds?

Voting Information

How do I vote?

Who is Entitled to Vote and How are Votes Counted?

Quorum and Required Vote

Solicitation of Proxies

Revoking a Proxy

What other matters will be voted upon at the Meeting?

Additional Information About the Funds

Householding of Reports to Shareholders and Other Funds’ Documents

Principal Shareholders

Exhibit A: Form of Agreement and Plan of Reorganization

Exhibit B: Principal Shareholders

Enclosures:

Prospectus of Oppenheimer International Growth Fund dated March 27, 2009, as supplemented May 15, 2009.

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and the Prospectus of International Growth Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked by the Board of Trustees (“the Board”) of Baring Japan Fund to approve the reorganization of your Fund, Baring Japan Fund, with and into International Growth Fund (each is referred to as a “Fund” and collectively as the “Funds”). If shareholders of Baring Japan Fund approve the Reorganization, substantially all of the assets of Baring Japan Fund will be transferred to International Growth Fund, in exchange for an equal value of shares of International Growth Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of International Growth Fund will then be distributed to Baring Japan Fund shareholders, and Baring Japan Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Baring Japan Fund, you will no longer be a shareholder of Baring Japan Fund, and, instead, will become a shareholder of International Growth Fund. This exchange will occur on the Closing Date (as such term is defined in the Reorganization Agreement) of the Reorganization.

Approval of the Reorganization means that as a shareholder in Baring Japan Fund, you will receive Class A, Class B, Class C, Class N or Class Y shares of International Growth Fund, as the case may be, equal in value to the value of the net assets of your Baring Japan Fund shares transferred to International Growth Fund on the Closing Date. The shares you receive will be issued at net asset value (“NAV”) without a sales charge and will not be subject to any additional contingent deferred sales charge (“CDSC”). However, any CDSC that applies to Baring Japan Fund shares as of the date of the exchange will carry over to International Growth Fund shares received in the Reorganization.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)	That the Reorganization would allow you the ability to continue your investment in a fund that resembles the investment style you were seeking when you invested in Baring Japan Fund.

     Baring Japan Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in September 2006. International Growth Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in December 1995. Baring Japan Fund commenced operations on January 31, 2007. International Growth Fund commenced operations on March 25, 1996. OppenheimerFunds, Inc. is the manager for both Baring Japan Fund and International Growth Fund. Pursuant to a sub-advisory agreement between OppenheimerFunds, Inc. and Baring Asset Management, Inc. (“Baring” or the “Sub-Adviser”), Baring was appointed as sub-adviser for Baring Japan Fund. As of January 31, 2009, Baring Japan Fund had approximately $8 million in net assets, and International Growth Fund had approximately $1.9 billion in net assets.

     Shareholders of Baring Japan Fund are expected to realize a number of benefits from the proposed Reorganization. Shareholders of Baring Japan Fund could expect to benefit from the economies of scale associated with a larger fund as a result of the combined assets realizing a significantly lower management fee rate and lower total operating expenses than Baring Japan Fund shareholders currently receive.

OppenheimerFunds Distributor, Inc. (“OFDI” or the “Distributor”) is the general distributor for both Funds and believes that International Growth Fund has greater prospects for asset growth and attracting new assets than Baring Japan Fund would otherwise have as a stand-alone fund because of its longer performance history, peer group ranking and Morningstar rating. Although both Funds have seen positive asset flows year-to-date and in 2008, Baring Japan Fund remains a small fund with only approximately $8 million in assets whereas International Growth Fund has about $1.9 billion in assets under management with a net inflow of over $25 million year-to-date as of February 20, 2009. Moreover, the Funds’ investment objectives are the same and they have similar overall investment strategies, which is to seek long-term capital appreciation by investing primarily in equity securities of foreign companies with growth potential. Baring Japan Fund invests mainly in equity securities of Japanese companies while International Growth Fund invests in common stocks across a variety of foreign issuers including Japanese companies. Therefore, investors who originally purchased shares of Baring Japan Fund will continue to have the benefit of owning shares of a fund providing exposure to Japan while having a generally stronger long-term performance record. (See the discussion in “Reasons for the Reorganization” beginning on page 35 for more details.)

The Board of Trustees of Baring Japan Fund reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Trustees of Baring Japan Fund.

Based on the considerations discussed above and the reasons more fully described under “Reasons for the Reorganization” (beginning on page 35), together with other relevant factors and information, at meetings held on March 27, 2009 and April 14, 2009, the Board of Trustees of Baring Japan Fund concluded that the Reorganization would be in the best interests of shareholders of Baring Japan Fund and that the Fund would not experience any dilution as a result of the Reorganization. The Board of Trustees of Baring Japan Fund unanimously voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also unanimously approved by the Board of Trustees of International Growth Fund following meetings held on March 27, 2009 and April 14, 2009.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE

TO APPROVE THE REORGANIZATION AGREEMENT

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Baring Japan Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of International Growth Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For federal income tax purposes, the holding period of your Baring Japan Fund shares will be carried over to the holding period for International Growth Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date of the Reorganization.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Baring Japan Fund continue to be used by International Growth Fund after the Reorganization. Due to the portfolio holdings of both Funds, it is expected that this requirement will be satisfied. As a result, prior to the Reorganization, it is not expected to be necessary for Baring Japan Fund to sell portfolio securities, other than in the ordinary course of its business as an open-end investment company, that do not conform to the investment objectives, strategies, policies, risks and restrictions of International Growth Fund for purposes of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization—What are the Tax Consequences of the Reorganization?”

How do the investment objectives and policies of the Funds compare?

      The chart below compares the Funds’ overall investment objectives, investment strategies and other policies.

BARING JAPAN FUND	INTERNATIONAL GROWTH FUND
Investment Objectives
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
Investment Strategies

The Fund invests mainly in equity securities of Japanese companies. The Fund determines whether a company is economically tied to Japan based on the following criteria: it is domiciled in Japan; or its securities are quoted or traded on a Japanese stock exchange or other securities market and it derives 50% or more of its revenue from Japan; or it has 50% or more of its assets in Japan. The Fund emphasizes investments in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into common stock and derivatives whose value is based on equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, of companies located in Japan. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The Fund considers equity securities of Japanese companies that are represented in the U.S. securities markets by American Depository Receipts (“ADRs”) or similar depository arrangements to be Japanese equity securities for purposes of its investment allocations. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. The Fund will emphasize investments in growth companies.

The Fund mainly invests in the common stock of growth companies that are domiciled or that have their primary operations outside of the United
States. It may invest 100% of its assets in securities of foreign companies. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions the Fund will: invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States and emphasize investments in common stocks of issuers that the portfolio manager considers to be “growth” companies. The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. The Fund currently invests a substantial portion of its assets in stocks of small- to mid-sized companies. The price of those stocks may be more volatile than the price of stocks issued by larger companies. The Fund can also buy securities convertible into common stock and other securities having equity features. The Fund can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

How are Securities Selected?

The Fund’s portfolio managers combine top-down country and sector insights with bottom-up stock analysis to determine candidates for the investment portfolio. In selecting investments, the portfolio managers follow a “growth at a reasonable price” or “GARP” investment style meaning that the portfolio managers seek to identify well-managed companies with strong growth potential and attractive share price valuations. The portfolio managers use quantitative screening to narrow the size of the investment universe and then perform fundamental analysis on companies, focusing on long-term drivers and short-term catalysts relating principally to growth surprise, liquidity, management and valuations. The portfolio managers then seek to construct a broadly diversified portfolio that emphasizes companies rated highly from a bottom-up perspective in industries and sectors that are rated highly from a top-down perspective. In evaluating prospective investments, the portfolio managers of the Fund utilize internal financial, economic and credit analysis resources as well as information obtained from external sources. Sell decisions are generally made based on one or more of the following conditions: the stock price meets long-term price targets; the stock is not meeting the portfolio managers’ fundamental expectations; or the stock is no longer consistent with the portfolio managers’ view of the economic or investment cycle.

In selecting securities, the Fund’s portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a “bottom-up” investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. In seeking diversification of the Fund’s portfolio, the portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:
companies that enjoy a strong competitive position and high demand for their products or services; companies with accelerating earnings growth and cash flow; and diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of the Fund’s assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks
Risks of Foreign Investing, Special Risks of Investing in Japan, Risks of Investing in Stock	Risks of Investing in Stock, Risks of Foreign Investing, Special Risks of Developing and Emerging Markets, Time-Zone Arbitrage, Risks of Growth Investing, Risks of Small- and Mid-Sized Companies
Who is the Fund Designed For?

The Fund is designed primarily for investors seeking capital appreciation over the long term from a fund that emphasizes investments in Japan. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in Japan. Since the Fund does not seek income and the income from its investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for some portion of a long-term investment plan for investors with a high risk tolerance.

The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both developed and emerging foreign countries. The Fund does not seek current income and is not designed for investors needing income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for some portion of an investment plan for investors with a high risk tolerance.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Sub-Adviser
Baring Asset Management, Inc.	None
Portfolio Manager(s)
Joji Maki, Toyokazu Kaneko, Atsushi Yamazaki and Shunji Ochiai	George R. Evans

As shown in the chart above, the Funds' investment objectives focus on long-term capital appreciation and each Fund seeks to invest primarily in equity securities of foreign companies with growth potential. Baring Japan Fund invests mainly in equity securities of Japanese companies while International Growth Fund invests in common stocks across a variety of foreign issuers including Japanese companies.

As of March 31, 2009, approximately 99.9% of Baring Japan Fund's portfolio consisted of foreign equities and approximately 0.1% consisted of cash and cash equivalents, and approximately 95.17% of International Growth Fund’s portfolio consisted of equities, including 93.31% of foreign equities, and approximately 4.83% consisted of cash and cash equivalents.  Each Fund’s portfolio was allocated across the following sectors:

Sector Allocation	Baring Japan Fund Allocation* ( approximate as of 3/31/09)	International Growth Fund Allocation* ( approximate as of 3/31/09)
Industrials	16.05%	17.91%
Consumer Discretionary	15.32%	11.81%
Financials	14.55%	8.21%
Information Technology	14.22%	23.99%
Materials	13.15%	5.07%
Utilities	7.98%	0.37%
Consumer Staples	7.22%	5.59%
Healthcare	5.78%	19.45%
Telecommunication Services	5.73%	1.41%
Energy	-	6.19%

Regional Allocation	Baring Japan Fund Allocation* ( approximate as of 3/31/09)	International Growth Fund Allocation* ( approximate as of 3/31/09)
Japan	99.9%	16.23%
United States/Canada	0.1%	6.75%
Europe	-	61.60%
Asia (excluding Japan)	-	9.91%
Latin America	-	3.50%
Middle East/Africa	-	2.01%

* Unaudited

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Fee and Expense Comparison (Class A Shares). The table below shows the current contractual management fee schedule for each of the Funds. As shown in the table, the effective management fee as of January 31, 2009 is 1.00% for Baring Japan Fund and 0.73% for International Growth Fund. International Growth Fund’s fee schedule would be the fee schedule for the combined Funds upon successful completion of the Reorganization.

As of January 31, 2009, International Growth Fund had assets of approximately $1.91 billion. As of the same date, Baring Japan Fund had assets of only approximately $8 million and therefore has not benefitted from the additional breakpoints in its fee schedule on assets of more than $250 million. Although the advisory fees would be reduced at certain higher asset levels, the Manager does not believe the Fund will grow to those asset levels so the Fund is not expected to reach those breakpoints.

The contractual management fee schedule of International Growth Fund is lower than the fee schedule of Baring Japan Fund across all asset levels. A comparison at each management fee level is set forth in the chart below:

Baring Japan Fund		International Growth Fund
Assets (in $ million of average annual net assets)	Fee	Assets (in $ million of average annual net assets)	Fee
Up to 250	1.00%	Up to 250	0.80%
250 - 500	0.95%	250 - 500	0.77%
500 - 1,000	0.90%	500 - 1,000	0.75%
Over 1,000	0.85%	1,000 - 2,000	0.69%
		2,000 - 5,000	0.67%
		Over 5,000	0.65%

Effective fee as of 01/31/09	1.00%		0.73%

The pro forma effective management fee after the Reorganization is estimated to be 0.73%, which would be an approximately 0.27% reduction for Baring Japan Fund’s shareholders immediately after the Reorganization.

     As shown in the current and pro forma fee tables below, total fund operating expenses across all share classes for shareholders of Baring Japan Fund are expected to decrease significantly as a result of the Reorganization. Net operating expenses are also expected to decrease significantly even after the voluntary class-level expense caps on those classes listed under each table, below, are applied. Generally, and consistent with industry practice, the Manager adds voluntary expense caps to new funds to help ensure that the overall expenses of the funds are reasonable while the funds are smaller and gathering assets. The Manager added these voluntary class-level expense caps to Baring Japan Fund’s share classes when the Fund was first offered in January 2007. If the Reorganization is approved, the expense caps would not apply after the Reorganization. If the Reorganization is not approved, the Manager plans to withdraw the expense caps for Baring Japan Fund.

CURRENT AND PRO FORMA FEE TABLES

For Classes A, B, C, N and Y for the 12-month period as of January 31, 2009

Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund’s assets to calculate the Fund’s net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

The tables below reflect the fees and expenses for each of the Funds and the “pro forma” fees and expenses for the surviving International Growth Fund upon the successful completion of the Reorganization, as of January 31, 2009. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving International Growth Fund show what the fees and expenses are expected to be after giving effect to the Reorganization, based on assets as of January 31, 2009. The expenses to be incurred by each Fund in connection with the Reorganization are not included in the combined pro forma fees and expenses below. For more information on these estimated expenses, please see the discussion under “Information About the Reorganization – Who will pay the expenses of the Reorganization?”

(CLASS A SHARES)	Baring Japan Fund	International Growth Fund	Baring Japan/ International Growth Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (deducted from fund assets) (as a percentage of average daily net assets)
Management Fees	1.00%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.04%	0.25%	0.25%
Other Expenses	0.82%	0.45%	0.45%
Total Fund Operating Expenses	1.86%	1.43%	1.43%

“Management Fees” in the table above reflect assets calculated based on assets as of January 31, 2009.
“Other Expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year.  After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class A shares as percentages of average daily net assets were 0.40% and 1.38% for International Growth Fund
The Manager has voluntarily undertaken to waive a portion of Baring Japan Fund's management fee and/or reimburse expenses such that total net operating expenses for Class A shares do not exceed 1.60%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.56% and 1.60% for Baring Japan Fund.
After the Reorganization, after the transfer agent waiver is applied, the actual “Other Expenses” and “Total Fund Operating Expenses” are expected to be 0.40% and 1.38% for the surviving Fund. Expenses may vary in future years.

(CLASS B SHARES)	Baring Japan Fund	International Growth Fund	Baring Japan/ International Growth Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%[2]	5%[2]	5%[2]
Annual Fund Operating Expenses (deducted from fund assets)(as a percentage of average daily net assets)
Management Fees	1.00%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	2.19%	0.75%	0.75%
Total Fund Operating Expenses	4.19%	2.48%	2.48%

“Management Fees” in the table above reflect assets calculated based on assets as of January 31, 2009.

“Other Expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year.  After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class B shares as percentages of average daily net assets were 0.44% and 2.17% for International Growth Fund.

The Manager has voluntarily undertaken to waive a portion of Baring Japan Fund's management fee and/or reimburse expenses such that total net operating expenses for Class B shares do not exceed 2.35%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.35% and 2.35% for Baring Japan Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual “Other Expenses” and “Total Fund Operating Expenses” are expected to be 0.44% and 2.17% for the surviving Fund. Expenses may vary in future years.

(CLASS C SHARES)	Baring Japan Fund	International Growth Fund	Baring Japan/ International Growth Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[3]	1%[3]	1%[3]
Annual Fund Operating Expenses (deducted from fund assets)(as a percentage of average daily net assets)
Management Fees	1.00%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.99%	1.00%	1.00%
Other Expenses	1.59%	0.44%	0.44%
Total Fund Operating Expenses	3.58%	2.17%	2.17%

“Management Fees” in the table above reflect assets calculated based on assets as of January 31, 2009.

“Other Expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year.  After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class C shares as percentages of average daily net assets were 0.40% and 2.13% for International Growth Fund.

The Manager has voluntarily undertaken to waive a portion of Baring Japan Fund's management fee and/or reimburse expenses such that total net operating expenses for Class C shares do not exceed 2.35%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.36% and 2.35% for Baring Japan Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual “Other Expenses” and “Total Fund Operating Expenses” are expected to be 0.40% and 2.13% for the surviving Fund. Expenses may vary in future years.

(CLASS N SHARES)	Baring Japan Fund	International Growth Fund	Baring Japan/ International Growth Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[4]	1%[4]	1%[4]
Annual Fund Operating Expenses (deducted from fund assets)(as a percentage of average daily net assets)
Management Fees	1.00%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.50%	0.49%	0.49%
Other Expenses	4.02%	0.60%	0.60%
Total Fund Operating Expenses	5.52%	1.82%	1.82%

“Management Fees” in the table above reflect assets calculated based on assets as of January 31, 2009.

“Other Expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year.  After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class N shares as percentages of average daily net assets were 0.39% and 1.61% for International Growth Fund.

The Manager has voluntarily undertaken to waive a portion of Baring Japan Fund's management fee and/or reimburse expenses such that total net operating expenses for Class N shares do not exceed 1.85%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.35% and 1.85% for Baring Japan Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual “Other Expenses” and “Total Fund Operating Expenses” are expected to be 0.39% and 1.61% for the surviving Fund. Expenses may vary in future years.

(CLASS Y SHARES)	Baring Japan Fund	International Growth Fund	Baring Japan/ International Growth Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder’s investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (deducted from fund assets)(as a percentage of average daily net assets)
Management Fees	1.00%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A
Other Expenses	0.54%	0.11%	0.11%
Total Fund Operating Expenses	1.54%	0.84%	0.84%

“Management Fees” in the table above reflect assets calculated based on assets as of January 31, 2009.

“Other Expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year.  After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were the same as shown above for International Growth Fund.

The Manager has voluntarily undertaken to waive a portion of Baring Japan Fund's management fee and/or reimburse expenses such that total net operating expenses for Class Y shares do not exceed 1.35%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class Y shares as percentages of average daily net assets were 0.35% and 1.35% for Baring Japan Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual “Other Expenses” and “Total Fund Operating Expenses” are expected to be 0.11% and 0.84% for the surviving Fund. Expenses may vary in future years.

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.	Applies to shares redeemed within 12 months of purchase.

4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Examples

The examples below are intended to help you compare the cost of investing in Baring Japan Fund, International Growth Fund, and the surviving International Growth Fund after the Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

Baring Japan Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$755	$1,131	$1,532	$2,648
Class B	$929	$1,599	$2,382	$3,469[2]
Class C	$467	$1,117	$1,888	$3,913
Class N	$666	$1,689	$2,800	$5,527
Class Y3	$158	$490	$846	$1,848

Baring Japan Fund

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$755	$1,131	$1,532	$2,648
Class B	$429	$1,299	$2,182	$3,469[2]
Class C	$367	$1,117	$1,888	$3,913
Class N	$566	$1,689	$2,800	$5,527
Class Y3	$158	$490	$846	$1,848

International Growth Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,201
Class B	$754	$1,082	$1,537	$2,343[2]
Class C	$322	$686	$1,177	$2,530
Class N	$287	$578	$994	$2,156
Class Y3	$86	$269	$468	$1,041

International Growth Fund

If shares are not redeemed[3] :	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,201
Class B	$254	$782	$1,337	$2,343[2]
Class C	$222	$686	$1,177	$2,530
Class N	$187	$578	$994	$2,156
Class Y3	$86	$269	$468	$1,041

Pro Forma Surviving International Growth Fund (Post-Reorganization)

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,201
Class B	$754	$1,082	$1,537	$2,343[2]
Class C	$322	$686	$1,177	$2,530
Class N	$287	$578	$994	$2,156
Class Y3	$86	$269	$468	$1,041

Pro Forma Surviving International Growth Fund (Post-Reorganization)

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,201
Class B	$254	$782	$1,337	$2,343[2]
Class C	$222	$686	$1,177	$2,530
Class N	$187	$578	$994	$2,156
Class Y3	$86	$269	$468	$1,041
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.

2.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

3.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.

Tables showing each Fund’s Annual Total Operating Expenses and expense cost examples for its most recently completed fiscal year can be found, respectively, in the prospectus of International Growth Fund dated March 27, 2009, as supplemented May 15, 2009, and the prospectus of Baring Japan Fund dated September 26, 2008, as supplemented April 20, 2009 and May 15, 2009, each of which are incorporated herein by reference.

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

The following tables set forth the existing capitalization (unaudited) of Baring Japan Fund and International Growth Fund as of May 15, 2009, and the expected pro forma combined capitalization of International Growth Fund as of August 7, 2009, as if the Reorganization had occurred on that date.

Baring Japan Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$7,122,391	1,321,013	$5.39
Class B	$292,011	55,035	$5.31
Class C	$381,984	71,965	$5.31
Class N	$51,112	9,534	$5.36
Class Y	$194,202	35,841	$5.42
TOTAL	$8,041,700	1,493,388

International Growth Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$864,755,068	45,632,595	$18.95
Class B	$63,551,024	3,501,985	$18.15
Class C	$153,977,136	8,501,930	$18.11
Class N	$55,060,397	2,947,376	$18.68
Class Y	$1,040,291,103	55,206,472	$18.84
TOTAL	$2,177,634,728	115,790,358

International Growth Fund (Pro Forma Surviving Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$871,866,873	46,008,439	$18.95
Class B	$63,842,260	3,518,076	$18.15
Class C	$154,357,245	8,523,021	$18.11
Class N	$55,110,839	2,950,112	$18.68
Class Y	$1,040,472,672	55,216,778	$18.84
TOTAL	$2,185,649,889	116,216,426

* Reflects the issuance of 375,844.21 Class A shares, 16,091.29 Class B shares, 21,091.44 Class C shares, 2,736.01 Class N shares and 10,305.98 Class Y shares of International Growth Fund in a tax-free exchange for the net assets of Baring Japan Fund, aggregating 426,068.93 shares.

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund’s performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund’s shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Baring Japan Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Baring Japan Fund Annual Total Returns
12/31/07	N/A*
12/31/08	-33.83%

* Because the Fund commenced operations on January 31, 2007, performance information for a full calendar year is not available.

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2009 through March 31, 2009, the cumulative return (not annualized) before taxes for Class A shares was -20.93%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 2.47% (2nd Qtr ‘08) and the lowest return (not annualized) before taxes for a calendar quarter was -19.74% (3rd Qtr ‘08).

Annual Total Returns for International Growth Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer International Growth Fund Annual Total Returns
12/31/99	60.42%
12/31/00	-9.58%
12/31/01	-23.42%
12/31/02	-26.70%
12/31/03	53.21%
12/31/04	16.47%
12/31/05	14.08%
12/31/06	29.61%
12/31/07	12.38%
12/31/08	-41.51%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2009 through March 31, 2009, the cumulative return (not annualized) before taxes for Class A shares was -7.96%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 43.49% (4th Qtr ‘99) and the lowest return (not annualized) before taxes for a calendar quarter was -28.21% (3rd Qtr ‘02).

Baring Japan Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 1/31/07) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-37.63% -37.63% -24.46%	-26.63% -26.70% -22.13%
Class B Shares (inception 1/31/07)	-37.68%	-26.57%
Class C Shares (inception 1/31/07)	-35.06%	-25.00%
Class N Shares (inception 1/31/07 )	-34.68%	-24.59%
Class Y Shares (inception 1/3 1/07)	-33.79%	-24.26%
TOPIX Index (reflects no deduction for fees, expenses or taxes)	-43.98%	-31.10%[1]

1.	From 1/31/07

International Growth Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A Shares (inception 3/25/96) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-44.48% -45.11% -29.18%	1.30% 1.13% 1.08%	2.90% 2.62% 2.42%
Class B Shares (inception 3/25/96)	-44.88%	1.32%	3.04%
Class C Shares (inception 3/25/96)	-42.53%	1.74%	2.73%
Class N Shares (inception 3/1/01)	-42.27%	2.20%	0.01%
Class Y Shares (inception 9/7/05)	-41.22%	-2.73%	N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-43.06%	2.10% -3.85%[1]	1.18% 1. 34%[2]

1.	From 8/31/05

2.	From 2/28/01

The average annual total returns of Class A shares since the Funds’ respective inception dates were -26.63% for Baring Japan Fund and 5.87% for International Growth Fund. The average annual total returns of Class A shares for International Growth Fund since Baring Japan Fund’s inception date, January 31, 2007, was -22.86%.

For each Fund, the average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

The performance of Baring Japan Fund's Class A shares is compared to the Tokyo Stock Price Index (TOPIX), an unmanaged composite of all common stocks listed on the First Section of the Tokyo Stock Exchange. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

The performance of International Growth Fund's Class A shares is compared to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East® Index (EAFE) Index, a widely recognized unmanaged index of international stock performance. The index performance includes income reinvestment of income but does not reflect any transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index.

Management's Discussion of International Growth Fund’s Performance

A discussion of the performance of International Growth Fund can be found in its annual report dated November 30, 2008, which is incorporated herein by reference.

HOW DO the Principal Risks of InvestING in the Funds differ?

The Funds’ Overall Risk and Main Risks of Investing

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds’ goals depends upon market conditions, generally, and on each Fund’s portfolio manager’s analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds’ investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

     The allocation of each Fund’s portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. Baring Japan Fund invests mainly in equity securities of Japanese companies. International Growth Fund invests mainly in common stocks across a variety of foreign issuers including Japanese companies. Both Baring Japan Fund and International Growth Fund are generally more aggressive than funds that invest in both stocks and bonds or funds that do not invest in foreign securities, but may be less volatile than funds that invest primarily in small-cap emerging markets stocks. The Manager does not believe that the Reorganization will materially increase overall investment risks for shareholders of either Fund.

Risks of Investing in Stock. The value of the Funds’ portfolios may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. A variety of factors can affect the price of a particular company’s stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry. At times, the Funds may emphasize investments in a particular industry or sector. To the extent that a Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Both Funds invest primarily in common stocks. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Risks of Foreign Investing. Both Funds can invest up to 100% of their assets in securities of foreign companies. From time to time International Growth Fund may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Unlike Baring Japan Fund which invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies located in Japan, under normal market conditions International Growth Fund will invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States. The Funds may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Funds may also buy debt securities issued by foreign companies. They may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Funds.

While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company’s operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Funds may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors.

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Funds are delayed in settling a purchase or sale transaction, they may not receive any return on the invested assets or they may lose money if the value of the security declines. It may also be more expensive for the Funds to buy or sell securities in certain foreign markets than in the United States, which may increase the Funds’ expense ratio.

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company’s operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Funds’ investment. The value of the Funds’ foreign investments may be affected if they experience difficulties in enforcing legal judgments in foreign courts.

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

Time-Zone Arbitrage. The Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Funds invest a significant amount of their assets in securities traded in foreign markets, they may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the “NYSE”) that day, when each Fund’s net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Funds’ use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Funds and the Board believe to be their fair value, may help deter those activities.

Special Risks of Developing and Emerging Markets. International Growth Fund may invest in emerging markets as well as in developed markets throughout the world. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

Risks of Growth Investing. Both Funds emphasize investments in growth companies. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Small- and Mid-Sized Companies. The Funds do not limit their investments to issuers within a specific market capitalization range and at times may invest a substantial portion of their assets in one or more particular capitalization ranges. International Growth Fund currently invests a substantial portion of its assets in stocks of small- to mid-sized companies. The price of those stocks may be more volatile than the price of stocks issued by larger companies. Small- and mid-sized companies may be either established or newer companies. While smaller companies might offer greater opportunities for gains than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes, and it might be harder for the Funds to dispose of their holdings at an acceptable price when they want to sell them. Small- and mid-sized companies may have smaller product lines or lack established markets for their products or services and may be dependent on only a few customers or suppliers for a greater amount of their business. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may lack liquidity in a declining market. They may have unseasoned management or less depth in management skill than larger, more established companies. Smaller companies may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Funds realize a gain on an investment in the stock of a small- or mid-sized company, if they realize any gain at all.

Investing in Small, Unseasoned Companies. The Funds may invest in the securities of small, unseasoned companies that have been in operation for less than three years. In addition to the risks of other small-sized issuers, the price of the securities of these companies may be particularly volatile, especially in the short term, and may have very limited liquidity. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers. Because small-sized company stocks may trade infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If successful, price arbitrage might interfere with the efficient management of the Funds’ portfolio because the Funds may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Diversification and Concentration. Each Fund is a diversified fund and attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Funds will not concentrate more than 25% of their total assets in issuers in any one industry. At times, however, the Funds may emphasize investments in some industries more than others.

Other Investment Strategies

To seek its objective, each Fund may also use the investment techniques and strategies described below. The Funds might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Preferred Stock. In addition to common stock, both Funds may invest in preferred stock. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Convertible Securities. The Funds may also buy securities convertible into common stock. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Funds the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The right to dividends payments on a company’s preferred stock is usually subordinate to the rights of its debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or noncumulative. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. The Manager considers some convertible securities to be “equity equivalents” because of the significant impact of their conversion feature on the prices of those securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Convertible securities are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates rise, the values of already-issued convertible debt securities generally fall. When interest rates fall, however, the values of already-issued convertible debt securities generally rise. Credit risk is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Funds’ income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. The credit ratings of convertible securities generally have less impact on their price than the credit ratings of other debt securities. Convertible securities usually:

•	provide the potential for capital appreciation if the market price of the underlying common stock increases;

•	are subject to stock market risk, interest rate risk and credit risk; and

•	are less subject to price fluctuation than the underlying common stock.

Convertible securities may often provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. International Growth Fund does not expect that its holdings of convertible securities or other debt securities will represent more than 5% of its total assets.

Derivative Investments. The Funds can invest in a number of different types of “derivative” investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Funds to increase or decrease their exposure to certain markets or risks. Each Fund can invest up to 25% of its net assets in derivatives to seek increased returns or to try to hedge investment risks. The Funds may also use other types of derivatives that are consistent with its investment strategies or hedging purposes. The Funds have limits on the amount of particular types of derivatives they can hold.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by a Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit.

Hedging. The Funds can buy and sell put and call options, futures contracts on broad-based securities indices and foreign currencies, forward contracts and options on futures and broad-based securities indices for hedging purposes. Certain derivative investments held by the Funds may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Funds could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Funds may also lose money on a derivative investment if the issuer fails to pay the amount due.

Investing in Special Situations. At times, the Funds may seek to benefit from what the portfolio manager considers to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Investing in Domestic Securities. The Funds can invest in common and preferred stocks and debt securities of U.S. companies. They can also hold U.S. corporate and government debt securities for defensive and liquidity purposes. Under normal market conditions International Growth Fund does not expect to invest a significant amount of its assets in securities of U.S. issuers.

Illiquid Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. The Funds will not invest more than 10% of their net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Manager monitors the Funds’ holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. Both Funds may loan its portfolio securities to brokers, dealers and financial institutions to seek income. Each Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Funds may lose money on their investment of cash collateral or may fail to earn sufficient income on their investment to meet their obligations to the borrower. The Funds’ portfolio loans must comply with the collateralization and other requirements of the Funds’ securities lending agreement, their securities lending procedures and applicable government regulations.

Conflicts of Interest. The investment activities of the Manager (defined in this section to include the Sub-Adviser in the case of Baring Japan Fund) and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Funds and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to the Funds’ investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Funds. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Funds or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Funds and, as a result, the value of securities held by the Funds or the Funds’ investment strategies may be adversely affected. The Funds’ investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Funds may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Funds’ investment activities and affect their performance.

Investments by “Funds of Funds.” Class Y shares of International Growth Fund are offered as an investment to certain other Oppenheimer funds that act as “funds of funds,” which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund’s outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund’s assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. Each Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to each Fund directly. At the time of an investment, the Funds cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund’s Class E shares, including its advisory fee. However, the Manager will waive a portion of the Funds’ advisory fee to the extent of the Funds’ share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with the Funds’ principal investment strategies. Generally, the Funds would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Funds might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Funds invest in these securities, they might not achieve their investment objectives.

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” The Funds may engage in active and frequent trading to try to achieve their investment objectives and may, at times, have portfolio turnover rates of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Funds realize capital gains when they sell investments, they generally must pay those gains to shareholders, increasing their taxable distributions.

The following tables show the portfolio turnover rate for each Fund during past fiscal years:

	Year Ended May 31, 2008	Year Ended May 31, 2007
Baring Japan Fund	60%	24%[1]
1.	Since inception (1/31/07)

	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2005	Year Ended November 30, 2004
International Growth Fund	21%	8%	12%	26%	37%

The risks described above collectively form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either Fund will achieve its investment objective.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Share Classes

Each Fund offers investors five different classes of shares: Class A, Class B, Class C, Class N and Class Y. The features of each of Baring Japan Fund’s share classes are identical to the features of the same share classes of International Growth Fund. Each Fund’s different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.

Purchases, Redemptions and Exchanges

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (“CDSC”) of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan’s first purchase of Class N shares, a CDSC of 1% may be deducted.

Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Baring Japan Fund shares exchanged for International Growth Fund shares as a result of the Reorganization. However, any CDSC that applies to Baring Japan Fund shares as of the date of the exchange will carry over to International Growth Fund shares received in the Reorganization.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares (as applicable) from net investment income and to pay dividends on an annual basis. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds’ respective prospectuses. For additional information, please see the section in the current Prospectus of International Growth Fund titled “ABOUT YOUR ACCOUNT,” provided along with this combined Prospectus and Proxy Statement.

Special Account Features

When your shares of Baring Japan Fund are exchanged for shares of International Growth Fund, any special account features (such as an Asset Builder Plan or Automatic Withdrawal Plan) selected for your Baring Japan Fund account will be continued for your new International Growth Fund account (if those features are available for International Growth Fund) unless you instruct the Transfer Agent otherwise. If you currently own shares in both Funds and have selected the same special account features for each Fund (such as an Automatic Withdrawal Plan for both Funds) and the accounts have identical account attributes (e.g., account holder’s name, address, appropriate bank accounts), the special account feature options you selected for your Baring Japan Fund account will be applied to the special account features selected for your International Growth Fund account, unless you instruct the Transfer Agent otherwise.

OTHER COMPARISONS BETWEEN THE FUNDS

The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Management of the Funds

Both Baring Japan Fund and International Growth Fund are governed by the same Board of Trustees, which is responsible for protecting the interests of each Fund’s shareholders under Massachusetts law, and other relevant laws. For a listing of the International Growth Fund’s Board of Trustees and biographical information, please refer to the Statement of Additional Information for International Growth Fund, which you may receive a free copy of by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Investment Management

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager manages the assets of and makes the investment decisions for International Growth Fund. Pursuant to the sub-advisory agreement between the Manager and Baring, Baring manages the assets of and makes the investment decisions for Baring Japan Fund. The Manager and/or the Sub-Adviser employ each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments. Baring Japan Fund is managed by portfolio managers Joji Maki, Toyokazu Kaneko, Atsushi Yamazaki and Shunji Ochiai. International Growth Fund is managed by George R. Evans.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment adviser since January 1960. The Manager (including subsidiaries and affiliates) managed more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Shareholder Services

The services provided to Baring Japan Fund shareholders before the Reorganization would not change once they became shareholders of International Growth Fund after the Reorganization.

Distribution Services

OFDI acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. Both Baring Japan Fund and International Growth Fund have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts and makes these payments quarterly, based on an annual rate of up to 0.25% of the Class A shares’ daily net assets, to pay dealers, brokers, banks and financial institutions for providing personal services and account maintenance to their Class A shareholders.

Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under each Fund's plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

Pending Litigation

During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Funds.

"Financial intermediaries" are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Funds’ shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as Transfer Agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of both Funds, are substantially similar. JPMorgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, New York 11245, acts as custodian for both Funds.

Shareholder Rights

The rights of shareholders under both Funds’ Declaration of Trusts are substantially similar. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.

     Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if they seek to change a fundamental investment policy. The Trustees of International Growth Fund will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold in the aggregate the lesser of (1) shares of the Fund valued at $25,000 or more at current offering price, or (2) shares constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

If the shareholders of Baring Japan Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Baring Japan Fund and International Growth Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about August 7, 2009, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about August 6, 2009.

If the shareholders of Baring Japan Fund vote to approve the Reorganization Agreement, substantially all of the assets of Baring Japan Fund will be transferred to International Growth Fund in exchange for shares of International Growth Fund, and you will receive Class A, Class B, Class C, Class N or Class Y shares of International Growth Fund equal in value to the value as of the Valuation Date of your shares of Baring Japan Fund. The shares of International Growth Fund will be recorded electronically in each shareholder’s account. International Growth Fund will then send a confirmation to each shareholder. Baring Japan Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Baring Japan Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of Baring Japan Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of the Reorganization will be electing in effect to redeem their shares of Baring Japan Fund at net asset value on the Valuation Date, after Baring Japan Fund subtracts a cash reserve (“Cash Reserve”), and reinvests the proceeds in Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund at net asset value as of the proceeding day. The Cash Reserve is an amount retained by Baring Japan Fund for the payment of Baring Japan Fund’s outstanding debts, taxes and expenses of liquidation following the Reorganization. International Growth Fund is not assuming any debts of Baring Japan Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Baring Japan Fund on or before the Closing Date. Baring Japan Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Baring Japan Fund’s activities. Following the Reorganization, Baring Japan Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Baring Japan Fund or International Growth Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Baring Japan Fund.

Who will pay the expenses of the Reorganization?

     Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. OFI has estimated total merger-related costs to be approximately $43,750 for Baring Japan Fund and $35,750 for International Growth Fund. OFI has agreed to pay $21,875 of the total merger-related costs incurred by Baring Japan Fund and all of the total merger-related costs incurred by International Growth Fund. OFI does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Baring Japan Fund and International Growth Fund, it is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP ("tax opinion") that; (i) shareholders of Baring Japan Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of International Growth Fund; (ii) shareholders of International Growth Fund will not recognize any gain or loss upon receipt of Baring Japan Fund’s assets and (iii) the holding period of International Growth Fund shares received in that exchange will include the period that Baring Japan Fund shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Reorganization Agreement for more details.

If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization. On or prior to the Valuation Date, Baring Japan Fund may pay a dividend which would have the effect of distributing to Baring Japan Fund’s shareholders all of Baring Japan Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Baring Japan Fund’s shareholders as ordinary income and capital gain, respectively.

If Baring Japan Fund had any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be assumed by International Growth Fund, and they would not expire unused, provided they are used within the eight-year period allowed for the use of such carry-forwards.  As of May 31, 2008, Baring Japan Fund had approximately $1,168,610 in capital loss carry-forwards based on actual investment trading activity through that date. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

     At meetings of the Board of Trustees of Baring Japan Fund and International Growth Fund held on March 27, 2009 and April 14, 2009, the Board considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Board.

The Board of Trustees considered the significantly smaller size of Baring Japan Fund and the Manager's view that shareholders of Baring Japan Fund would benefit from economies of scale associated with a larger fund as a result of the combined assets which would realize a lower management fee breakpoint than the Baring Japan Fund’s assets would realize on its own. The Board received and considered information showing that the contractual management fee rate paid by shareholders of Baring Japan Fund will decrease significantly, and that the total fund operating expenses are expected to decrease across all share classes of Baring Japan Fund.

The Board of Trustees considered that International Growth Fund has a longer performance track record than Baring Japan Fund; International Growth Fund has a 13-year performance history whereas Baring Japan Fund has only a 2-year performance history. The Board further considered that the Manager believes that Baring Japan Fund’s short performance history has been strained by the challenging market environment over the past 18 months, and that Baring Japan Fund’s performance, although generally in-line with peers but lagging its benchmark, and average ranking by Lipper and Morningstar has hindered its asset growth.

The Board of Trustees considered that since Baring Japan Fund’s inception in 2007, assets have grown slowly and Baring Japan Fund remains a small fund, and considered that the Manager does not believe that the growth prospects for Baring Japan Fund are as strong as for International Growth Fund.

The Board of Trustees considered the similarities of the two Funds, including that they have the same investment objectives, similar investment strategies and risks, and similar portfolio investments. The Board further considered that while both Funds have similar investment objectives they are managed by two different portfolio management teams at different investment advisers. The Board considered the costs savings that could result from the Reorganization, including from: (1) combining portfolio management activities into one investment team (2) the consolidation of compliance and other administrative functions, (3) the elimination of the need to differentiate the Funds in the marketplace, and (4) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for Baring Japan Fund.

The Board of Trustees considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board of Trustees considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board of Trustees concluded that Baring Japan Fund’s participation in the transaction was in the best interests of Baring Japan Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Baring Japan Fund or International Growth Fund.

After consideration of the above factors, as well as other considerations, and such information as the Board of Trustees of Baring Japan Fund deemed relevant, the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act) of International Growth Fund, Baring Japan Fund or the Manager (the “Independent Trustees”), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Baring Japan Fund.

International Growth Fund shareholders do not vote on the Reorganization. The Board of Trustees of International Growth Fund, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of International Growth Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of Baring Japan Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Baring Japan Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Baring Japan Fund and International Growth Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of those investment restrictions, which are incorporated by reference into this combined Prospectus and Proxy Statements and the Statement of Additional Information dated June 3, 2009, related to this Reorganization.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-866-796-7172. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

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Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Baring Japan Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder ’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposal listed on the proxy ballot, and ask for the shareholder’s instructions on such Proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled “Solicitation of Proxies.”

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Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Baring Japan Fund at the close of business on May 14, 2009 (the “Record Date”) will be entitled to vote at the Meeting. On May 14, 2009, there were 1,494,042.528 outstanding shares of Baring Japan Fund, consisting of 1,321,667.951 Class A shares, 55,034.955 Class B shares, 71,964.854 Class C shares, 9,533.697 Class N shares and 35,841.071 Class Y shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Baring Japan Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail. You may direct the proxy holders to vote your shares on the Proposal by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on the Proposal by checking the “ABSTAIN” box.

Quorum and Required Vote

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Baring Japan Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. International Growth Fund shareholders do not vote on the Reorganization.

     The presence in person or by proxy of 30% of Baring Japan Fund’s shares outstanding and entitled to vote constitutes a quorum. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to, without further notice, adjourn the meeting from time to time until a quorum shall attend. Shares whose proxies reflect an abstention on the Proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Meeting. However, with respect to this Proposal, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote “against” the Proposal.

The persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. Among other reasons, the Meeting may be adjourned if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Baring Japan Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Baring Japan Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Baring Japan Fund’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost of engaging a proxy solicitation firm would not exceed approximately $3,000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in “Who will pay the expenses of the Reorganization?” beginning on page 33 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

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Voting By Broker-Dealers. Shares owned of record by broker-dealers (or record owners) for the benefit of their customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power (“broker non-vote”) to vote such street account shares on the Proposal under applicable stock exchange rules. Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes “for” or “against” the Proposal. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

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Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of Baring Japan Fund does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

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Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

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Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act. These materials can be inspected and copied at: the SEC’s Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Funds’ Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called “householding,” benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.647.7374. You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Principal Shareholders

As of May 14, 2009, the officers and Trustees of Baring Japan Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 14, 2009, the only persons who owned of record or were known by Baring Japan Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of May 14, 2009, the officers and Trustees of International Growth Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 14, 2009, the only persons who owned of record or were known by International Growth Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED

PROSPECTUS AND PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of July 31, 2009, by and between Oppenheimer Baring Japan Fund (“Baring Japan Fund”), a Massachusetts business trust and Oppenheimer International Growth Fund (“International Growth Fund”), a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type;

and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Baring Japan Fund through the acquisition by International Growth Fund of substantially all of the assets of Baring Japan Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund and the assumption by International Growth Fund of certain liabilities of Baring Japan Fund, which Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund are to be distributed by Baring Japan Fund pro rata to its shareholders in complete liquidation of Baring Japan Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.     The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by International Growth Fund of substantially all of the assets of Baring Japan Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund and the assumption by International Growth Fund of certain liabilities of Baring Japan Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y of International Growth Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Baring Japan Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Baring Japan Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Baring Japan Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Baring Japan Fund; redemption requests received by Baring Japan Fund after that date shall be treated as requests for the redemption of the shares of International Growth Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.     On the Closing Date (as hereinafter defined), all of the assets of Baring Japan Fund on that date, excluding a cash reserve (the “Cash Reserve”) to be retained by Baring Japan Fund sufficient in its discretion for the payment of the expenses of Baring Japan Fund’s dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to International Growth Fund, in exchange for and against delivery to Baring Japan Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund, having an aggregate net asset value equal to the value of the assets of Baring Japan Fund so transferred and delivered.

3.     The net asset value of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund and the value of the assets of Baring Japan Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund and the Class A, Class B, Class C, Class N and Class Y shares of Baring Japan Fund shall be done in the manner used by International Growth Fund and Baring Japan Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by International Growth Fund in such computation shall be applied to the valuation of the assets of Baring Japan Fund to be transferred to International Growth Fund.

Baring Japan Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Baring Japan Fund’s shareholders all of Baring Japan Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.     The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc. (the “Agent”), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.     In conjunction with the Closing, Baring Japan Fund shall distribute on a pro rata basis to the shareholders of Baring Japan Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund received by Baring Japan Fund on the Closing Date in exchange for the assets of Baring Japan Fund in complete liquidation of Baring Japan Fund; for the purpose of the distribution by Baring Japan Fund of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund to Baring Japan Fund’s shareholders, International Growth Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund on the books of International Growth Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Baring Japan Fund in accordance with a list (the “Shareholder List”) of Baring Japan Fund shareholders received from Baring Japan Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Baring Japan Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Baring Japan Fund, indicating his or her share balance. Baring Japan Fund agrees to supply the Shareholder List to International Growth Fund not later than the Closing Date. Shareholders of Baring Japan Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of International Growth Fund which they received.

6.     Within one year after the Closing Date, Baring Japan Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to International Growth Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Baring Japan Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Baring Japan Fund outstanding on the Valuation Date.

7.     Prior to the Closing Date, Baring Japan Fund’s portfolio shall be analyzed to ensure that the requisite percentage of Baring Japan Fund’s portfolio meets International Growth Fund’s investment policies and restrictions so that, after the Closing, International Growth Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Baring Japan Fund shall deliver to International Growth Fund two copies of a list setting forth the securities then owned by Baring Japan Fund. Promptly after the Closing, Baring Japan Fund shall provide International Growth Fund a list setting forth the respective federal income tax bases thereof.

8.     Portfolio securities or written evidence acceptable to International Growth Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Baring Japan Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Baring Japan Fund on the Closing Date to International Growth Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of International Growth Fund for the account of International Growth Fund. Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund being delivered against the assets of Baring Japan Fund, registered in the name of Baring Japan Fund, shall be transferred to Baring Japan Fund on the Closing Date. Such shares shall thereupon be assigned by Baring Japan Fund to its shareholders so that the shares of International Growth Fund may be distributed as provided in Section 5.

If, at the Closing Date, Baring Japan Fund is unable to make delivery under this Section 8 to International Growth Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Baring Japan Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Baring Japan Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Baring Japan Fund will deliver to International Growth Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to International Growth Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by International Growth Fund.

9.     International Growth Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Baring Japan Fund, but Baring Japan Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Baring Japan Fund. Baring Japan Fund and International Growth Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of International Growth Fund and Baring Japan Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Baring Japan Fund and International Growth Fund, respectively, in the amounts so incurred by each.

10.     The obligations of International Growth Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Baring Japan Fund shall have authorized the execution of the Agreement, and the shareholders of Baring Japan Fund shall have approved the Agreement and the transactions contemplated hereby, and Baring Japan Fund shall have furnished to International Growth Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Baring Japan Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.     International Growth Fund shall have received an opinion dated as of the Closing Date from counsel to Baring Japan Fund, to the effect that (i) Baring Japan Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Baring Japan Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Baring Japan Fund. Massachusetts counsel may be relied upon for this opinion.

C.     The representations and warranties of Baring Japan Fund contained herein shall be true and correct at and as of the Closing Date, and International Growth Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Baring Japan Fund, dated as of the Closing Date, to that effect.

D.     On the Closing Date, Baring Japan Fund shall have furnished to International Growth Fund a certificate of the Treasurer or Assistant Treasurer of Baring Japan Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Baring Japan Fund as of the Closing Date.

E.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Baring Japan Fund at the close of business on the Valuation Date.

F.     A Registration Statement on Form N-14 filed by International Growth Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.     On the Closing Date, International Growth Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to International Growth Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Baring Japan Fund arising out of litigation brought against Baring Japan Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Baring Japan Fund delivered to International Growth Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.     International Growth Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

I.     International Growth Fund shall have received at the Closing all of the assets of Baring Japan Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.     The obligations of Baring Japan Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of International Growth Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and International Growth Fund shall have furnished to Baring Japan Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of International Growth Fund.

B.     Baring Japan Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents and Baring Japan Fund shall have furnished International Growth Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Baring Japan Fund.

C.     Baring Japan Fund shall have received an opinion dated as of the Closing Date from counsel to International Growth Fund, to the effect that (i) International Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon International Growth Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by International Growth Fund, and (iii) the shares of International Growth Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Massachusetts counsel may be relied upon for this opinion.

D.     The representations and warranties of International Growth Fund contained herein shall be true and correct at and as of the Closing Date, and Baring Japan Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

E.     Baring Japan Fund shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Baring Japan Fund’s representation that there is no plan or intention by any Baring Japan Fund shareholder who owns 5% or more of Baring Japan Fund’s outstanding shares, and, to Baring Japan Fund’s best knowledge, there is no plan or intention on the part of the remaining Baring Japan Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of International Growth Fund shares received in the transaction that would reduce Baring Japan Fund shareholders’ ownership of International Growth Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Baring Japan Fund shares as of the same date, and (ii) Baring Japan Fund’s representation that, as of the Closing Date, Baring Japan Fund will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

a.     The transactions contemplated by the Agreement will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b.     Baring Japan Fund and International Growth Fund will each qualify as a “party to a reorganization” within the meaning of Section 368(b)(2) of the Code.

c.     No gain or loss will be recognized by the shareholders of Baring Japan Fund upon the distribution of Class A, Class B, Class C, Class N and Class Y shares of beneficial interest in International Growth Fund to the shareholders of Baring Japan Fund pursuant to Section 354 of the Code.

d.     Under Section 361(a) of the Code no gain or loss will be recognized by Baring Japan Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund.

e.     Under Section 1032 of the Code no gain or loss will be recognized by International Growth Fund by reason of the transfer of substantially all of Baring Japan Fund’s assets in exchange for Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund and International Growth Fund’s assumption of certain liabilities of Baring Japan Fund.

f.     The shareholders of Baring Japan Fund will have the same tax basis and holding period for the Class A, Class B, Class C, Class N and Class Y shares of beneficial interest in International Growth Fund that they receive as they had for Baring Japan Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

g.     The securities transferred by Baring Japan Fund to International Growth Fund will have the same tax basis and holding period in the hands of International Growth Fund as they had for Baring Japan Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

F.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Baring Japan Fund at the close of business on the Valuation Date.

G.     A Registration Statement on Form N-14 filed by International Growth Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

H.     On the Closing Date, Baring Japan Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Baring Japan Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of International Growth Fund arising out of litigation brought against International Growth Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of International Growth Fund delivered to Baring Japan Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.	Baring Japan Fund shall acknowledge receipt of the Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund.

12.     Baring Japan Fund hereby represents and warrants that:

A.     The audited financial statements of Baring Japan Fund as of May 31, 2008 and unaudited financial statements as of November 30, 2008 heretofore furnished to International Growth Fund, present fairly the financial position, results of operations, and changes in net assets of Baring Japan Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from November 30, 2008 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Baring Japan Fund, it being agreed that a decrease in the size of Baring Japan Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.     Contingent upon approval of the Agreement and the transactions contemplated thereby by Baring Japan Fund’s shareholders, Baring Japan Fund has authority to transfer all of the assets of Baring Japan Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.     The Prospectus, as amended and supplemented, contained in Baring Japan Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.     There is no material contingent liability of Baring Japan Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Baring Japan Fund, threatened against Baring Japan Fund, not reflected in such Prospectus;

E.     Except for the Agreement, there are no material contracts outstanding to which Baring Japan Fund is a party other than those ordinary in the conduct of its business;

F.     Baring Japan Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Baring Japan Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.     All federal and other tax returns and reports of Baring Japan Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Baring Japan Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.     Baring Japan Fund has elected that Baring Japan Fund be treated as a regulated investment company and, for each fiscal year of its operations, Baring Japan Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Baring Japan Fund intends to meet such requirements with respect to its current taxable year.

13.	International Growth Fund hereby represents and warrants that:

A.

The audited financial statements of International Growth Fund as of November 30, 2008 heretofore furnished to Baring Japan Fund, present fairly the financial position, results of operations, and changes in net assets of International Growth Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from November 30, 2008 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of International Growth Fund, it being understood that a decrease in the size of International Growth Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.

The Prospectus, as amended and supplemented, contained in International Growth Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.

Except for this Agreement, there is no material contingent liability of International Growth Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of International Growth Fund, threatened against International Growth Fund, not reflected in such Prospectus;

D.	There are no material contracts outstanding to which International Growth Fund is a party other than those ordinary in the conduct of its business;

E.

International Growth Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund which it issues to Baring Japan Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in International Growth Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and International Growth Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.

All federal and other tax returns and reports of International Growth Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of International Growth Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.     International Growth Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, International Growth Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and International Growth Fund intends to meet such requirements with respect to its current taxable year;

H.     International Growth Fund has no plan or intention (i) to dispose of any of the assets transferred by Baring Japan Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.          After consummation of the transactions contemplated by the Agreement, International Growth Fund intends to operate its business in a substantially unchanged manner.

14.     Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. International Growth Fund hereby represents to and covenants with Baring Japan Fund that, if the reorganization becomes effective, International Growth Fund will treat each shareholder of Baring Japan Fund who received any of International Growth Fund’s shares as a result of the reorganization as having made the minimum initial purchase of shares of International Growth Fund received by such shareholder for the purpose of making additional investments in shares of International Growth Fund, regardless of the value of the shares of International Growth Fund received.

15.     International Growth Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.” Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Baring Japan Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.      The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.     The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.     All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.     International Growth Fund understands that the obligations of Baring Japan Fund under the Agreement are not binding upon any Trustee or shareholder of Baring Japan Fund personally, but bind only upon Baring Japan Fund and Baring Japan Fund’s property. International Growth Fund represents that it has notice of the provisions of the Declaration of Trust of Baring Japan Fund disclaiming shareholder and trustee liability for acts or obligations of Baring Japan Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER BARING JAPAN FUND

By:     ______________________

    Robert G. Zack
    Secretary

OPPENHEIMER INTERNATIONAL GROWTH FUND

By:      ______________________

            Robert G. Zack

     Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Baring Japan Fund. As of May 14, 2009, the only persons who owned of record or were known by Baring Japan Fund to own beneficially 5% or more of any class of the outstanding shares of Baring Japan Fund were:

OppenheimerFunds, Inc., Attn: Kristie Feinberg, Bldg. 2, 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 1,010,000.000 of Class A shares (76.41% of Class A shares then outstanding).

First Clearing LLC, Acct# 7131-5039, As Custodian to Jane Cagney (IRA), 164 Willows Road, Fredon, NJ 07860-5353, which owned 4,530.011 of Class B shares (8.23% of Class B shares then outstanding).

First Clearing LLC, Acct# 6144-2979, As Custodian to Kathleen Pichieri (IRA), 113 East Shawnee Trail, Wharton, NJ 07860-5353, which owned 3,737.259 of Class B shares (6.79% of Class B shares then outstanding).

First Clearing LLC, Acct# 4882-3160, Attn: Katherine A. Snead, Trustee of Katherine A. Snead Revocable Trust, 4049 Mt. Philo Rd., Charlotte, VT 05445-9364, which owned 3,708.279 of Class B shares (6.73% of Class B shares then outstanding).

First Clearing LLC, Acct# 3169-7557, Attn: Michelle Lehman IRA, 2728 Windstone Way, Corinth, TX 76210-1936, which owned 3,456.496 of Class B shares (6.28% of Class B shares then outstanding).

First Clearing LLC, Acct# 3219-7973, As Custodian to Michael Lewin (IRA), 21 Ridge Court, Pompton Lakes, NJ 07442-1471, which owned 6,228.766 of Class C shares (8.65% of Class C shares then outstanding).

RPSS TR Rollover IRA, For the Benefit of Kwong F. Li, 18510 24th Ave. N., Plymouth, MN 55447-2011, which owned 2,011.611 of Class N shares (21.10% of Class N shares then outstanding).

Counterweight Network LLC, c/o Mitchell Hale, 5472 Lynbrook Drive, Houston, TX 77056-2007, which owned 1,775.486 of Class N shares (18.62% of Class N shares then outstanding).

RPSS TR Single K, Remax Prestige, For the Benefit of Daniel J. O'Connell, 11 Kettle Way, Dracut, MA 01826-2757, which owned 1,578.977 of Class N shares (16.56% of Class N shares then outstanding).

William A. Kelly, Single DB, 2371 Lake Village Dr., Kingwood, TX 77339-3656, which owned 1,163.186 of Class N shares (12.20% of Class N shares then outstanding).

RPSS TR Single K, Global Financial Center Inc., For the Benefit of Sharon Yu, 4897 Buford Hwy., Ste. 228, Chamblee, GA 30341-3673, which owned 1,102.137 of Class N shares (13.72% of Class N shares then outstanding).

Taynik & Co, c/o Investors Bank & Trust, FPG90, P.O. Box 9130, Boston, MA 07442-1471, which owned 35,741.070 of Class Y shares (99.72% of Class Y shares then outstanding).

Principal Shareholders of International Growth Fund. As of May 14, 2009, the only persons who owned of record or were known by International Growth Fund to own beneficially 5% or more of any class of the outstanding shares of International Growth Fund were:

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97JU5, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 3,548,877.998 of Class A shares (7.77% of Class A shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97JU6, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 273,641.740 of Class B shares (7.81% of Class B shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97JU7, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 1,181,660.341 of Class C shares (13.89% of Class C shares then outstanding).

Citigroup Global Mkts Inc., Attn: Cindy Tempesta, 7th Fl., 333 West 34th Street, New York, NY 10001-2483, which owned 476,223.319 of Class C shares (5.59% of Class C shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin., 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 273,065.781 of Class N shares (9.27% of Class N shares then outstanding).

Orchard Trust Co LLC, For the Benefit of Oppenheimer Recordkeeper Pro, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002, which owned 213,936.416 of Class N shares (7.26% of Class N shares then outstanding).

Prudential Investment Mgmt Svcs, For the Benefit of Mutual Fund Clients, Attn: PruChoice Unit, 100 Mulberry Street, Mail Stop NJ 05-11-20, Newark, NJ 07102, which owned 17,088,720.421 of Class Y shares (30.94% of Class Y shares then outstanding).

Oppenheimer International Diversified Fund, Attn: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 15,802,900.646 of Class Y shares (28.61% of Class Y shares then outstanding).

Oppenheimer Portfolio Series Active Allocation, Attn: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 6,457,707.422 of Class Y shares (11.69% of Class Y shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97CW6, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 2,915,100.560 of Class Y shares (5.27% of Class Y shares then outstanding).

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER INTERNATIONAL GROWTH FUND

PART B

Acquisition of the Assets of
OPPENHEIMER BARING JAPAN FUND

By and in exchange for Shares of
OPPENHEIMER INTERNATIONAL GROWTH FUND

This Statement of Additional Information (the “SAI”) to this Prospectus and Proxy Statement relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Baring Japan Fund (“Baring Japan Fund”) for Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer International Growth Fund (“International Growth Fund”) (the “Reorganization”).

This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Baring Japan Fund dated September 26, 2008, as supplemented April 20, 2009 and revised May 7, 2009; (ii) the Statement of Additional Information of International Growth Fund dated March 27, 2009, as revised May 8, 2009; (iii) the annual report of Baring Japan Fund dated May 31, 2008, which includes audited financial statements of Baring Japan Fund for the 12-month period ended May 31, 2008 and management’s discussion of fund performance, (iv) the semi-annual report of Baring Japan Fund dated November 30, 2008 which includes unaudited financial statements of Baring Japan Fund; and (v) the annual report of International Growth Fund dated November 30, 2008, which includes audited financial statements for the 12-month period ended November 30, 2008 and management’s discussion of fund performance. The annual report of Baring Japan Fund dated May 31, 2009 and the semi-annual report of International Growth Fund dated May 31, 2009 will be made available no later than 60 days thereafter.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated June 3, 2009, relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is June 3, 2009.

PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial statements demonstrating the effect of the Reorganization on International Growth Fund are not necessary because the net asset value of Baring Japan Fund does not exceed ten percent of the net asset value of International Growth Fund as of January 31, 2009.

                     PROXY CARD

OPPENHEIMER BARING JAPAN FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Baring Japan Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on July 31, 2009, at 1:00 p.m. Mountain time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”PROXY CARD

OPPENHEIMER BARING JAPAN FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Baring Japan Fund (“Baring Japan Fund”) and Oppenheimer International Growth Fund (“International Growth Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Baring Japan Fund to International Growth Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of International Growth Fund, (b) the distribution of such shares of International Growth Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Baring Japan Fund in complete liquidation of Baring Japan Fund and (c) the cancellation of the outstanding shares of Baring Japan Fund.

.	FOR	AGAINST	ABSTAIN
	•	•	•

OPPENHEIMER INTERNATIONAL GROWTH FUND

FORM N-14

PART C

OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)     (i)      Second Amended and Restated Declaration of Trust dated 12/14/00: Previously filed with Registrant’s Post-Effective Amendment No. 9, 2/08/01, and incorporated herein by reference.

(ii)	Amendment No. 1 dated June 13, 2002 to the Second Amended and Restated

Declaration of Trust dated 12/14/00: Previously filed with Registrant’s Post-Effective

Amendment No. 11, 01/24/03, and incorporated herein by reference.

(iii)     Amendment No. 2 dated August 10, 2005 to the Second Amended and Restated

Declaration of Trust dated 12/14/00: previously filed with Registrants’ Post-Effective

Amendment No. 15, 8/16/05 and incorporated herein by reference.

(2)     (i)      By-Laws as amended through December 12/14/00: Previously filed with Registrant’s Post-Effective Amendment No. 13, 1/25/05, and incorporated herein by reference.

     (ii) Amendment No. 1 to By-Laws dated 06/16/05: Previously filed with Registrant’s

Post-Effective Amendment No. 16, 3/9/06, and incorporated herein by reference.

(3)     Not Applicable.

(4)     Not Applicable.

(5)     (i)          Specimen Class A Share Certificate: Previously filed with Registrant’s Post

Effective Amendment No. 10, 03/25/02, and incorporated herein by reference.

     (ii) Specimen Class B Share Certificate: Previously filed with Registrant’s Post

Effective Amendment No. 10, 03/25/02, and incorporated herein by reference.

     (iii)          Specimen Class C Share Certificate: Previously filed with Registrant’s Post

Effective Amendment No. 10, 03/25/02, and incorporated herein by reference.

     (iv)          Specimen Class N Share Certificate: Previously filed with Registrant’s Post

Effective Amendment No. 10, 03/25/02, and incorporated herein by reference.

(6)     Amended and Restated Investment Advisory Agreement dated 9/1/07: Previously filed with Registrant’s Post Effective Amendment No. 18, 2/29/08, and incorporated herein by reference.

(7)      (i)          General Distributor’s Agreement dated 3/21/96: Previously filed with

Registrant’s Post-Effective Amendment No. 4, 3/17/98, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iii)          Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

(vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(8)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), (10/25/01), and incorporated herein by reference.

     (ii)      Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer MidCap Fund (Reg. No. 333-31533), (2/20/08), and incorporated herein by reference.

(9)     (i)      Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(10)     (i)          Amended and Restated Service Plan and Agreement for Class A shares dated 10/26/05: Previously filed with Registrant’s Post-Effective Amendment No. 16, 3/9/06 and incorporated herein by reference.

     (ii)          Amended and Restated Distribution and Service Plan and Agreement for
Class B shares dated 10/26/05: Previously filed with Registrant’s Post-Effective Amendment No. 16, 3/9/06 and incorporated herein by reference.

     (iii)          Amended and Restated Distribution and Service Plan and Agreement for
Class C shares dated 10/26/05: Previously filed with Registrant’s Post-Effective Amendment No. 16, 3/9/06 and incorporated herein by reference.

     (iv)          Amended and Restated Distribution and Service Plan and Agreement for
Class N Shares dated 10/26/05: Previously filed with Registrant’s Post-Effective Amendment No. 16, 3/9/06 and incorporated herein by reference.

     (v)           Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with the Post-Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), (11/26/08), and incorporated herein by reference.

(11)     Form of Opinion and Consent of Counsel: Filed herewith.

(12)     Form of Tax Opinion: To be filed by Amendment.

(13)     Not Applicable.

(14)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(15)     Not Applicable.

(16)      (i)           Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated February 14, 2008: Filed herewith.

     (ii)           Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Filed herewith.

(17) Not Applicable.

Item 17. – Undertakings

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement or the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 29th day of May, 2009.

Oppenheimer International Growth Fund

                                                                By:     John V. Murphy*

                                                                          John V. Murphy, President,
                                                                          Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                           Title                                                   Date

Brian F. Wruble*                                                 Chairman of the                                  May 29, 2009
Brian F. Wruble                                                   Board of Trustees

John V. Murphy*                                                  President, Principal                            May 29, 2009
John V. Murphy                                                    Executive Officer and Trustee

Brian W. Wixted*                                                Treasurer, Principal                            May 29, 2009
Brian W. Wixted                                                  Financial & Accounting Officer

David K. Downes*                                              Trustee                                                 May 29, 2009

David K. Downes

Matthew P. Fink*                                                 Trustee                                                 May 29, 2009

Matthew P.Fink

Phillip A. Griffiths*                                             Trustee                                                 May 29, 2009
Phillip A. Griffiths

Mary F. Miller*                                                   Trustee                                                 May 29, 2009
Mary F. Miller

Joel W. Motley*                                                  Trustee                                                 May 29, 2009
JoelW. Motley

Russell S. Reynolds, Jr.*                                     Trustee                                                 May 29, 2009

Russell S. Reynolds, Jr.

Mary Ann Tynan, *                                              Trustee                                                  May 29, 2009

Mary Ann Tynan

Joseph M. Wikler*                                               Trustee                                                 May 29, 2009

Joseph M. Wikler

Peter I. Wold*                                                      Trustee                                                 May 29, 2009

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer

            Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER INTERNATIONAL GROWTH FUND

Registration Statement No. 333-158628

EXHIBIT INDEX

Exhibit No.     Description

(11)          Form of Opinion and Consent of Counsel

(14)          Independent Registered Public Accounting Firm’s Consent

(16)          (i)     Power of Attorney dated February 14, 2008

          (ii)     Power of Attorney dated October 1, 2008